first quarter 2023 EARNINGS CALL Leon TopAlian Chair, President and CEO Steve Laxton Executive Vice President and CFO April 20, 2023 Exhibit 99.2

Forward-Looking Statements Certain statements made in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “intend,” “may,” “project,” “will,” “should,” “could” and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. The Company does not undertake any obligation to update these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this presentation. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward-looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of our operations to general market conditions, and in particular, prevailing market steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) the availability and cost of electricity and natural gas, which could negatively affect our cost of steel production or result in a delay or cancellation of existing or future drilling within our natural gas drilling programs; (5) critical equipment failures and business interruptions; (6) market demand for steel products, which, in the case of many of our products, is driven by the level of nonresidential construction activity in the United States; (7) impairment in the recorded value of inventory, equity investments, fixed assets, goodwill or other long-lived assets; (8) uncertainties and volatility surrounding the global economy, including excess world capacity for steel production, inflation and interest rate changes; (9) fluctuations in currency conversion rates; (10) significant changes in laws or government regulations affecting environmental compliance, including legislation and regulations that result in greater regulation of greenhouse gas emissions that could increase our energy costs, capital expenditures and operating costs or cause one or more of our permits to be revoked or make it more difficult to obtain permit modifications; (11) the cyclical nature of the steel industry; (12) capital investments and their impact on our performance; (13) our safety performance; (14) our ability to integrate businesses we acquire; (15) the impact of the COVID-19 pandemic, any variants of the virus, and any other similar public health situation; and (16) the risks discussed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and elsewhere therein and in the other reports we file with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this news release, including EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP. We define EBITDA as net earnings before noncontrolling interests adding back the following items: interest expense, net; provision for income taxes; depreciation; and amortization. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents the non-GAAP financial measure of EBITDA in this news release because it considers it to be an important supplemental measure of performance. Management believes that this non-GAAP financial measure provides additional insight for analysts and investors evaluating the Company’s financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this news release, including in the accompanying tables.

Q1 FINANCIAL & OPERATIONAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS	OPERATIONAL HIGHLIGHTS
 NUCOR 50 NUE NYSE	
• $1.9 billion EBITDA[1] • $1.1 billion Net Earnings • $4.45 Earnings Per Share • Paid 200th consecutive dividend and repurchased 2.7 million shares • Returned 49% of Q1 earnings to shareholders	• Maintained strong safety performance • Steel Mills segment shipped ~6 million tons, up 18% from Q4 • 79% mill operating rate, up from 70% Q4 • Steel Products segment shipped ~1.1 million tons, down 3% from Q4 • Raw Materials segment shipped ~2.1 million tons, up 32% from Q4

[1]EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix.

4

NUCOR®

Growing the core Q1 steel mill projects update SHEET Nucor Steel Gallatin Produced 365K tons in Q1 and continued to improve continuous run times Trending toward full run-rate production (2.8 million tons/yr) by end of Q2 Based on anticipated throughput & margins, we expect Gallatin to be profitable in Q2 Nucor Steel West Virginia Received all state permits; still working to receive one federal permit Construction period to last ~2 years following receipt of all required permits In February, announced updated capex budget of $3.1B net cash outlay PLATE Nucor Steel Brandenburg Continued to ramp-up production of caster & rolling mill throughout Q1 Largest caster in western hemisphere - now producing 6” thick plate Targeting 500K tons in 2023; turning profitable by Q4 executing Nucor’s diversification and growth objectives Q1 2023 SEGMENT EARNINGS MIX(a) Q1 STEEL PRODUCTS 2018-2023 EARNINGS GROWTH (a) Total segment earnings before taxes and non-controlling interests, does not include any Corp/Elims results. ~62% 5-YR CAGR

Living our culture Priorities 2022 Nucor Accomplishments Safety Safest year in company history for 4th consecutive year Injury & Illness ratio more than 2x lower than U.S. industry average(a) Teamwork Ranked #1 steel company (2nd year in a row) by Fortune Magazine’s list of “World’s Most Admired Companies” 89% of Nucor teammates say they are proud to work at Nucor(b) Inclusion 86% of Nucor teammates feel they are treated fairly(b) 90%+ retention rate, among the best of diversified manufacturers Environment 77% recycled content used to produce Nucor steel 75% lower carbon intensity than world steelmaking average(c) Transparency 94.3% CPA-Zicklin Index score, making Nucor a “Trendsetter” for transparency and accountability in political spending Community Established and funded Nucor Charitable Foundation in 2022 Comparison of Injury & Illness rates between Nucor steel mills and the domestic steel industry as published by U.S. BLS Nucor 2022 Teammate Survey, which had a participation rate over 90% Nucor Steel Mill 2022 Scope 1&2 CO2e intensity of 0.44 compared to 2021 global average intensity of 1.77 (metric tons CO2e/metric ton steel produced) as reported by World Steel favorable nonresidential construction outlook. . . DODGE CONSTRUCTION FORECAST billions of dollars (BAR) Sector Pre-Pandemic Average 2022-2027P Average Institutional $144 $197 Manufacturing $31 $77 Warehouse $26 $44 Commercial (ex-Warehouse) $100 $122 Total Buildings $301 $439 Sector Pre-Pandemic Average 2022-2027P Average Public Works $162 $256 Power/Utilities $37 $59 Total Infrastructure $199 $315 Non-res building starts $ billions Infrastructure (non-building) starts $ billions Avg: ’17-’19 2022 2023P 2024P 2025P 2026P 2027P Avg Non-Res $439 B Avg Infra $315 B millions of square feet (LINE)

…SUPPORTED BY FEDERAL INITIATIVES

KEY INITIATIVES	FEDERAL FUNDING PROGRAMS	EST. INCREMENTAL ANNUAL STEEL*	TIMING CONSIDERATIONS
 INFRASTRUCTURE	IIJA includes new funding of $550B for transportation & core infrastructure projects	3-5 Mtpa	• First wave of new bridge projects underway • IIJA allocates transportation funding through 2026
 CLEAN ENERGY	IRA includes $370B in clean energy tax incentives	2-3 Mtpa	• Biden Admin. targeting 30GW of US offshore wind by 2030 • Most large utilities have 2030 interim GHG reduction goals on path to net zero
 RESHORING	CHIPS and Science Act includes $55B to reshore U.S. manufacturing	~0.5 Mtpa	• Expect funding for over 30 advanced manufacturing projects over next decade • Steel intensive projects with average cost of ~$10 billion
	~$975 BILLION	**~5-8 Mtpa**	**Incremental annual steel demand over next decade**

* Estimated incremental steel demand measured in million of tons per annum (Mtpa)

9

NUCOR®

Q1 2023 SEGMENT RESULTS

($ in millions)

STEEL MILLS SEGMENT

	Q1 '23	Q4 '22	Q1 '22	% Change Versus Prior Qtr	% Change Versus Prior Year
Shipments (000s tons)	6,035	5,110	5,814	18%	4%
EBT[1]	**$838**	**$517**	**$2,579**	62%	(68%)
Earnings/Ton ($)	$139	$101	$443	38%	(69%)

Q1 2023 VS. Q4 2022

- Higher shipments reflecting constructive market conditions
- Lower realized pricing across long and flat products, lower scrap costs, with net effect of metal margins contracting ~4%
- Higher earnings per ton on lower conversion costs due to higher utilization, lower cost of energy and other consumable products

STEEL PRODUCTS SEGMENT

	Q1 '23	Q4 '22	Q1 '22	% Change Versus Prior Qtr	% Change Versus Prior Year
Shipments (000s tons)	1,141	1,178	1,235	(3%)	(8%)
EBT[1]	**$971**	**$1,081**	**$685**	(10%)	42%
Earnings/Ton ($)	$851	$918	$554	(7%)	54%

- Lower prices overall - down ~11% and mix shift
- Slightly lower shipments
- Modestly lower substrate and conversion costs, but net effect lower earnings per ton overall

RAW MATERIALS SEGMENT

	Q1 '23	Q4 '22	Q1 '22	% Change Versus Prior Qtr	% Change Versus Prior Year
Shipments (000s tons)[2]	2,100	1,587	2,142	32%	(2%)
EBT[1]	**$58**	**($142)**	**$96**	NM	(40%)

- Returned to profit for the quarter on higher volumes and pricing, along with lower cost of goods sold

[1]EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant quarterly Nucor quarterly earnings news release. [2]Excludes scrap brokerage activities

10

NUCOR®

Corp expenses and intercompany eliminations reconcile segment to consolidated earnings Corp/Eliminations include: Quarterly Segment Earnings & Corporate/Eliminations(a) (a) Total segment before income taxes and non-controlling interests. Teammate incentive compensation programs Interest expense on corporate debt Selling, General, and Administrative expenses Elimination of segment-level profits/losses not yet realized by the enterprise

Highly Efficient Manufacturer Nucor’s winning Business model GENERATING growth & shareholder returns Significant Cash Flow Generation Strong Balance Sheet Growth Investments Consistent Shareholder Returns Largest and most diversified steel products company in the US Leader in 10 out of 14 product lines Highly variable cost structure 2020-2022 CUMULATIVE1 Generated $23.5B EBITDA $13.9B Free Cash Flow INDUSTRY LEADING CREDIT 25% Total Debt/Capitalization <1x Total Debt/FY’22EBITDA1 A- ratings from S&P and Fitch 2020-2022 CUMULATIVE $5.0B CAPEX $5.1B Acquisitions Established four new Expand Beyond platforms 2020-2022 CUMULATIVE Returned $7.6B to shareholders; 50% of net earnings 50 years dividend increases 1EBITDA and Free Cash Flow (FCF) are non-GAAP financial measures. For a reconciliation of non-GAAP measures, please refer to the Appendix

Q2 2023 Earnings Outlook SEGMENT EXPECTATIONS FOR Q2 2023 OUTLOOK VARIANCE TO Q1 2023 Steel Mills Improved profitability on higher volumes, higher pricing and improved margins Steel Products Stable volumes Slightly lower, but stabilizing realized prices Raw Materials Expect stable pricing with higher volumes for DRI and scrap Corp / Eliminations Higher incentive compensation and profit eliminations, with higher expected profits Consolidated Earnings Net higher Q2’23 EPS vs Q1’23 Continued share repurchases

APPENDIX

Advancing our mission MISSION Strategic rationale & Action Plans GROW THE CORE Shifting mix to higher margin, value-added end products Building on cost leadership position and growing market share Capitalizing on deep relationships in strong regional markets EXPAND BEYOND Leveraging our core competencies to grow in complementary businesses with high synergy potential Capitalizing on macro trends that intersect with the steel industry Diversifying product mix to generate more consistent earnings profile LIVE OUR CULTURE How we succeed matters; safety, health & well-being above all else Inclusive, performance-based culture driving growth and innovation Empowered teammates delivering world-class results Industry leader in sustainability, with plans for further improvement To become a more diversified, efficient, manufacturer of steel products

Sustainability UPDATE 2021 & 2022: our cleanest years EVER Scope 1&2 GHG intensity: 1/4 of the global average; 1/5 of the average BF-BOF producer Scope 1,2&3 GHG Intensity: 40% of the global average; 1/3 of the average BF-BOF producer 20 years ahead of the Paris Climate Accord’s 1.5-degrees Celsius benchmark Recycled ~20M net tons of scrap in 2022; 77% average recycled content in Nucor’s steel nationwide * Nucor data is for 2022. Global and BF-BOF averages are from 2021, the most recent World Steel data available.

IRA AND U.S. CLEAN ENERGY TRANSITION EXPECTED TO ADD ~2-3 M TONS PER YEAR

WIND



Actual/Projected Wind Installations (GW)



Onshore
Offshore
gigawatts of capacity
0
50
100
150
200
250
300
millions of tons per year
0
0.5
1
1.5
2
2.5
3
2022 Installed
2030P Pre-IRA
2030P Post-IRA

*Based on 225 tons steel demand per MW added (offshore); 100 tons/MW (onshore)

SOLAR



Projected Solar Installations (GW)



gigawatts of capacity
0
10
20
30
40
50
millions of tons per year
0
0.5
1
1.5
2
2.5
3
2023P
2024P
2025P
2026P
2027P

*Based on 55 tons steel demand per solar MW added

TRANSMISSION



Projected Transmission Line Installations (miles)



thousands of miles
13
14
15
millions of tons per year
0
0.2
0.4
0.6
0.8
1
2023P
2024P
2025P
2026P

*Based on 65 tons of steel demand per mile added

* *Projected wind/solar installations based on Nucor research; Transmission line mile projections based on C Three Group estimates; Steel intensity figures based on Nucor estimates*

17

NUCOR®

Strong Balance Sheet and Consistent capital allocation Q1 ‘23 BALANCE SHEET SUMMARY SHARES OUTSTANDING (MILLIONS) Committed to at least 40% of Nucor’s net earnings returned to shareholders Returned 50% net earnings over past three fiscal years US $ in millions   x2022   as of April 1, 2023 Amount EBITDA1 % cap $1.75Bn Revolving Credit Facility $0 Senior Notes Outstanding $5,250 Industrial Revenue Bonds $1,349 Other Debt $93     Total Debt $6,692 0.6x 25% Cash and Cash Equivalents ($4,699) Net Debt 1,993 0.2x Total Equity & Non-Controlling Int. $19,570 75% Total Book Capitalization $26,262   100% Rating Agency Long-term Rating Short-term Rating Outlook S&P A- A-1 Stable Fitch A- F-1 Stable Moody’s Baa1 P-2 Stable ~21% decline in shares O/S 1EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix.

MARGIN expansion in a rising scrap market Period Avg. Scrap Cost(a) Avg. Metal Margin 2018-2022 $385 $566 2013-2022 $349 $476 2003-2022 $328 $413 Avg. Steel Mill Selling Price per Ton Avg. Scrap Cost per Ton METAL MARGIN Nucor metal margins are highly correlated with scrap & substitute costs with an R2 of nearly 70% (a) Scrap and scrap substitute per ton gross ton used

NUCOR’S FLEXIBLE raw materials mix At least 75% of Nucor’s Raw Mtl mix comprised of recycled materials

Reconciliation of gaap to non-gaap measure 2019 2020 2021 2022 YTD ’23 Net earnings1 1,371 836 7,122 8,080 1,232 Net Interest expense 121 153 159 170 10 Provision for income taxes 412 -- 2,078 2,165 365 Depreciation expense 649 702 735 827 221 Amortization expense 86 83 136 235 59 EBITDA 2,639 1,774 10,230 11,477 1,887 1Reflects net earnings before non-controlling interests  $ in millions

Reconciliation of gaap to non-gaap measure 2019 2020 2021 2022 YTD ’23 Cash provided by operating Activities 2,809 2,697 6,231 10,072 1,207 Capital Expenditures (1,477) (1,543) (1,622) (1,948) (532) Free Cash FLow 1,332 1,154 4,609 8,124 675  $ in millions

SEGMENT RESULTS: STEEL MILLS AND STEEL PRODUCTS

STEEL MILLS

Shipments (tons in thousands)	Q1 '23	Q4 '22	Q1 '22	% Change Versus Prior Qtr.	% Change Versus Prior Year
Sheet	2,819	2,314	2,385	22%	18%
Bars	2,169	1,907	2,286	14%	(5%)
Structural	536	445	640	20%	(16%)
Plate	454	375	398	21%	14%
Other Steel	57	69	105	(17%)	(46%)
Total Shipments	6,035	5,110	5,814	18%	4%
EBT[1] ($ in millions)	$838	$516	$2,579	62%	(68%)
EBT[1]/Ton ($)	$139	$101	$444	38%	(69%)

- Higher shipments reflecting constructive market conditions
- Lower realized pricing across long and flat products, lower scrap costs, with net effect of metal margins contracting ~4%
- Higher earnings per ton on lower conversion costs due to higher utilization, lower cost of energy and other consumable products

STEEL PRODUCTS

Shipments (tons in thousands)	Q1 '23	Q4 '22	Q1 '22	% Change Versus Prior Qtr.	% Change Versus Prior Year
Tubular	275	215	255	28%	8%
Joist & Deck	234	301	315	(22%)	(26%)
Rebar Fabrication	279	302	291	(8%)	(4%)
Piling	101	94	111	7%	(9%)
Cold finished	117	99	133	18%	(12%)
Other	135	167	130	(19%)	4%
Total Shipments	1,141	1,178	1,235	(3%)	(8%)
EBT[1] ($ in millions)	$971	$1,081	$685	(10%)	42%
EBT[1]/Ton ($)	$851	$918	$554	(7%)	54%

- Lower prices overall - down ~11% and mix shift
- Slightly lower shipments
- Modestly lower substrate and conversion costs, but net effect lower earnings per ton overall

[1]EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant Nucor quarterly earnings news release

23

NUCOR®

RAW MATERIALS SEGMENT RESULTS: raw materials Returned to profit for the quarter on higher volumes and pricing, along with lower cost of goods sold % Change Versus Shipments (tons in thousands) Q1 ‘23 Q4 '22 Q1 ‘22 Prior Qtr. Prior Year DRI Tubular 1,002 613 997 63% 1% Scrap Processing Other 1,098 974 1,146 13% (4%) Total Shipments1 2,100 1,587 2,142 32% (2%) EBT2 ($ in millions) $58 ($142) $96 NM (40%) 1Total shipments excluding scrap brokerage activities. 2EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant Nucor quarterly earnings news release

YEAR SALES TONS (THOUSANDS) TO OUTSIDE CUSTOMERS NET SALES (000’s) Comp. SALES PRICE PER TON EARNINGS (LOSS) BEFORE INCOME TAXES STEEL STEEL PRODUCTS RAW MATlS TOTAL TONS SHEET BARS Structural PLATE TOTAL STEEL STEEL JOISTS STEEL DECK COLD FINISH REBAR FAB PILING Tubular prods OTHER STEEL PRODS TOTAL STEEL PRODS SHEET BARS BEAMS PLATE TOTAL STEEL STEEL JOISTS STEEL DECK COLD FINISH REBAR FAB PILING Tubular prods OTHER STEEL PRODS TOTAL STEEL PRODS (000’s) Per ton 2023 Q1 2,384 1,550 440 430 4,804 135 99 117 279 101 275 135 1,141 498 6,443 8,709,980 1,352 1,501,697 244 Q2 Q3 Q4 year 2022 Q1 2,023 1,603 524 389 4,539 179 136 133 291 111 230 155 1,235 620 6,394 10,493,282 1,641 2,766,623 450 Q2 2,470 1,625 494 452 5,041 158 123 123 339 119 274 175 1,311 625 6,977 11,794,474 1,690 3,324,398 499 Q3 2,197 1,498 491 367 4,553 160 129 112 350 119 231 190 1,291 571 6,415 10,500,755 1,637 2,218,627 363 Q4 1,974 1,365 373 355 4,067 174 127 99 302 94 215 167 1,178 493 5,738 8,723,956 1,520 1,462,893 267 YEAR 8,664 6,091 1,882 1,563 18,200 671 515 467 1,282 443 950 687 5,015 2,309 25,524 41,512,467 1,626 9,772,541 401 QUARTERLY SALES AND Earnings data

AVG EXTERNAL SALES PRICE PER NET TON STEEL Mills Total STEEL PRODUCTS SHEET BARS Structural PLATE TOTAL STEEL 2023 1st Quarter 876 1,031 1,452 1,490 1,035 2,872 2nd Quarter First Half 3rd Quarter Nine Months 4th Quarter YEAR 2022 1st Quarter 1,571 1,140 1,496 1,861 1,436 2,689 2nd Quarter 1,441 1,226 1,583 1,913 1,429 2,931 First Half 1,499 1,183 1,538 1,889 1,432 2,814 3rd Quarter 1,228 1,176 1,603 1,765 1,296 3,167 Nine Months 1,410 1,181 1,559 1,851 1,388 2,933 4th Quarter 961 1,063 1,543 1,564 1,102 3,230 YEAR 1,308 1,155 1,556 1,786 1,324 3,003 AVERAGE SCRAP AND SCRAP SUBSTITUTE COST PER GROSS TON USED PER NET TON USED 2023 1st Quarter 414 370 2nd Quarter First Half 3rd Quarter Nine Months 4th Quarter YEAR 2022   1st Quarter 495 442 2nd Quarter 534 477 First Half 516 461 3rd Quarter 502 448 Nine Months 511 456 4th Quarter 427 381 YEAR 492 439 QUARTERLY SALES prices & scrap cost